UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 13, 2017

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) at 9:00 a.m. Pacific Time on Tuesday, June 13, 2017. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT. As of April 17, 2017, the record date for the 2017 Annual Meeting, there were 80,516,184 shares of common stock issued and outstanding. A quorum of 74,871,574 shares of common stock was present or represented at the 2017 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2017 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected seven (7) directors to serve until the earlier of the 2018 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTE
Patrick J. Harshman	52,941,351	7,614,344	14,315,879
Patrick Gallagher	52,944,793	7,610,902	14,315,879
E. Floyd Kvamme	52,280,843	8,274,852	14,315,879
Mitzi Reaugh	52,950,363	7,605,332	14,315,879
William F. Reddersen	52,696,439	7,859,256	14,315,879
Susan G. Swenson	48,623,106	11,932,589	14,315,879
Nikos Theodosopoulos	52,945,048	7,610,647	14,315,879

2.	Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
59,136,040	1,360,570	59,085	14,315,879

3.	Stockholders approved, on an advisory basis, the frequency of future advisory votes on Harmonic’s named executive officer compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
54,038,626	95,824	6,378,720	42,525	14,315,879

4.	Stockholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
59,661,138	848,096	46,461	14,315,879

5.
Stockholders approved an amendment to the Company’s 1995 Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 7,000,000 shares and (ii) extend the term of the 1995 Stock Plan to March 1, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
57,475,819	2,994,339	85,537	14,315,879

6.
Stockholders approved an amendment to the Company’s 2002 Director Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 400,000 shares and (ii) extend the term of the 2002 Director Stock Plan to March 1, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
57,578,799	2,925,104	51,792	14,315,879

7.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

FOR	AGAINST	ABSTAIN
73,114,711	1,479,293	277,570

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR
and Corporate Secretary